FOURTH AMENDMENT TO LOAN AGREEMENT

      THIS FOURTH AMENDMENT ("Amendment") made as of this 27th day of February, 1999 among GRISTEDE'S SLOAN'S, INC., a Delaware corporation having its principal place of business at 823 Eleventh Avenue, New York, New York 10019 (the "Borrower"), each of the Subsidiaries of the Borrower listed on Schedule 1 annexed to the Agreement (as hereinafter defined) (individually, a "Guarantor" and collectively, the "Guarantors") (the Borrower and the Guarantors, collectively, the "Credit Parties"), EUROPEAN AMERICAN BANK, a New York banking organization, having an office at 335 Madison Avenue, New York, New York 10017 ("EAB" or a "Bank") ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking organization, having an office at 511 Fifth Avenue, New York, New York 10017 ("Israel Discount" or a "Bank"), KEYBANK NATIONAL ASSOCIATION, a national banking association, having an office at 1377 Motor Parkway, Islandia, New York 11788 ("Key" or a "Bank") and BANK LEUMI USA (formerly known as Bank Leumi Trust Company of New York), a New York trust company, having an office at 562 Fifth Avenue, New York, New York 10036 ("Leumi" or a "Bank") and EUROPEAN AMERICAN BANK, as agent for the Banks (the "Agent").

                       W I T N E S S E T H :

      WHEREAS, the Credit Parties, the Banks and the Agent have entered into a Loan Agreement dated as of the 7th day of November, 1997, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated April 30, 1998, that certain Second Amendment dated as of August 29, 1998 and that certain Third Amendment dated as of November 28, 1998 (as so amended, the "Agreement"); and

      WHEREAS, the Banks have made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

      WHEREAS, the Credit Parties have requested that the Agent and the Banks agree to extend the Revolving Credit Maturity Date to March 1, 2000; and

      WHEREAS, the Credit Parties have requested that the Agent and the Banks agree to increase the level of permitted purchase money Debt and Capital Leases for the fiscal quarter ending February 28, 1999; and

      WHEREAS, the Credit Parties have requested that the Agent and the Banks amend certain of the financial covenants contained in Section 5.03 of the Agreement; and

      WHEREAS, the Agent and the Banks have agreed (i) to extend the Revolving Credit Maturity Date to March 1, 2000, (ii) to increase the level of permitted purchase money Debt and Capital Leases for the fiscal quarter ending February 28, 1999, and (iii) to amend certain of the financial covenants contained in Section 5.03 of the Agreement, each on the terms and conditions contained herein; and

      NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, the Banks and the Agent do hereby agree as follows:

      1. DEFINED TERMS. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

      2. REPRESENTATIONS AND WARRANTIES. As an inducement for the Bank to enter into this Amendment, the Credit Parties each represent and warrant as follows:

           A. That with respect to the Agreement and the Loan Documents executed in connection therewith and herewith:

                (i) There are no defenses or offsets to the Borrower's or any Guarantor's obligations under the Agreement as amended hereby, the Notes or any of the Loan Documents or any other agreements in favor of the Bank referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower or any Guarantor, the same are hereby waived.

                (ii) All of the representations and warranties made by the Borrower and any Guarantor in the Agreement as amended hereby are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of the date of this Amendment to be true and correct in all material respects as of such date; and provided further that the representations and warranties set forth in Section 4.01(f) of the Agreement shall relate to the audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries for the fiscal year ended November 29, 1998.

                (iii) The outstanding aggregate principal balance of the Loans as evidenced by the Notes is $21,308,934.62 as of April 12, 1999 and interest has been paid through April 1, 1999.

      3. AMENDMENTS. The following amendments are hereby made to the Agreement:

           (a) The definition of Revolving Credit Maturity Date is hereby deleted in its entirety and replaced as follows:

           "'Revolving Credit Maturity Date' means March 1, 2000."

           (b) Section 5.02(a)(ix)(4) of the Agreement is hereby deleted in its entirety and replaced as follows:

           "(4) The Debt secured by all such Liens shall not exceed $5,500,000.00 in the aggregate; and"

           (c) Section 5.03(c) of the Agreement is hereby deleted in its entirety and replaced as follows:

           "(c) LEVERAGE RATIO. The Borrower and the Guarantors will at all times maintain a Leverage Ratio, to be tested quarterly, of not greater than the following:

                Period                          Leverage Ratio
           ------------------------------       --------------
           From the date of the Agreement       3.00 to 1.00
           until May 29, 1999

           From May 30, 1999 until              2.25 to 1.00
           May 27, 2000

           From May 28, 2000 and                2.00 to 1.00
           thereafter."

           (d) Section 5.03(d) of the Agreement is hereby deleted in its entirety and replaced as follows:

           "(d) FUNDED DEBT TO EBITDA RATIO. The Borrower and Guarantors will maintain at all times on a consolidated basis, a Funded Debt to EBITDA Ratio, to be tested quarterly, of not greater than the following:

                Period                               Funded Debt to EBITDA Ratio
           ----------------------------              ---------------------------
           From November 30, 1998 until              3.50 to 1.00
           May 29, 1999

           From May 30, 1999 until                   2.50 to 1.00
           August 28, 1999

           From August 29, 1999 until                2.25 to 1.00
           August 26, 2000

           From August 27, 2000 and                  2.00 to 1.00
           thereafter."

           (e) Section 5.03(e) of the Agreement is hereby deleted in its entirety and replaced as follows:

           "(e)  FIXED CHARGE COVERAGE RATIO.  The Borrower and
           Guarantors will maintain at all times (other than for the fiscal quarter ending August 30, 1998, the fiscal year ending November 29, 1998 and the fiscal quarter ended February 28, 1999), beginning with the fiscal quarter ending May 31, 1998, on a consolidated basis, a minimum Fixed Charge Coverage Ratio of not less than 1.25 to 1.0, such ratio to be tested quarterly. The Borrower and Guarantors will maintain at all times on a consolidated basis during the fiscal quarter ending August 30, 1998, the fiscal year ending November 29, 1998 and the fiscal quarter ended February 28, 1999, a minimum Fixed Charge Coverage Ratio of not less than 1.10 to 1.0."

           (f) Section 5.03(f) of the Agreement is hereby deleted in its entirety and replaced as follows:

           "DEBT SERVICE RATIO. The Borrower and Guarantors will maintain at all times during the fiscal year ending November 29, 1998, on a consolidated basis, a minimum Debt Service Ratio of not less than
           1.45 to 1.0. The Borrower and Guarantors will maintain at all times during the fiscal quarter ending February 28, 1999, on a consolidated basis, a minimum Debt Service Ratio of not less than 1.40 to 1.0. The Borrower and Guarantors will maintain at all times, beginning with the fiscal quarter ending May 31, 1998 (other than for the fiscal year ending November 29, 1998 and the fiscal quarter ending February 28, 1999), on a consolidated basis, a minimum Debt Service Ratio of not less than 1.50 to 1.0, such ratio to be tested quarterly."

      4. EFFECTIVENESS.   This   Amendment   shall  become  effective  upon  the
occurrence of the following events and the receipt and satisfactory review by the Agent and its counsel of the following documents:

           (a) The Agent and each Bank shall have received this Amendment, duly executed by the Borrower and each Guarantor.

           (b) The Agent shall have received copies of any and all modifications of the documentation referred to in Section 3.01 of the Agreement which could result in a Material Adverse Change.

           (c) The Agent shall have been paid, on behalf of the Banks, an amendment fee in the amount of $10,000.00.

      5. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      7. RATIFICATION. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

      8. WAIVER OF JURY TRIAL. The Borrower, each Guarantor, the Agent and the Banks waive all rights to trial by jury on any cause of action directly or indirectly involving the terms, covenants or conditions of this Amendment or any Loan Document.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the year and date first above written.

EUROPEAN AMERICAN BANK, as Agent

By: /s/George L. Stirling
   --------------------------
   George L. Stirling
   Vice President

EUROPEAN AMERICAN BANK

By: /s/George L. Stirling
   --------------------------
   George L. Stirling
   Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By: /s/Scott Fishbein
   --------------------------
   Name:  Scott Fishbein
   Title: Vice President

By: /s/Lisa Baum
   --------------------------
   Name:  Lisa Baum
   Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/Joseph Burns
   --------------------------
    Name:  Joseph Burns
    Title: Vice President

BANK LEUMI USA

By: /s/Richard Silverstein
   --------------------------
   Name:  Richard Silverstein
   Title: First Vice President

By: /s/Joseph Koenigsberg
   --------------------------
   Name:  Joseph Koenigsberg
   Title: Vice President

GRISTEDE'S SLOAN'S, INC.

By: /s/John Catsimatidis
   --------------------------
   John Catsimatidis
   Chief Executive Officer

CITY PRODUCE OPERATING CORP.

By: /s/John Catsimatidis
   --------------------------
   John Catsimatidis
   President

GRISTEDE'S OPERATING CORP.

By: /s/John Catsimatidis
   --------------------------
   John Catsimatidis
   President

NAMDOR INC.

By: /s/John Catsimatidis
   --------------------------
   John Catsimatidis
   President

RAS OPERATING CORP.

By: /s/John Catsimatidis
   --------------------------
   John Catsimatidis
   President

SAC OPERATING CORP.

By: /s/John Catsimatidis
   --------------------------
   President


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